                                                                EXHIBIT 10.9
                                                                [EXECUTION COPY]

                      AMENDMENT NO. 4 TO CREDIT AGREEMENT



                 AMENDMENT dated as of June 28, 1996 among BEVERLY HEALTH & REHABILITATION SERVICES, INC., a California corporation (the "Borrower"), BEVERLY ENTERPRISES, INC., a Delaware corporation (the "Guarantor"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent and Issuing Bank.

                              W I T N E S S E T H:

                 WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of November 1, 1994 (as amended, the "Credit Agreement"); and

                 WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter provided;

                 NOW, THEREFORE, the parties hereto agree as follows:

                 SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

                 SECTION 2. Amendment of Section 5.06 of the Credit Agreement.
Section 5.06 of the Credit Agreement is hereby amended by replacing the table set forth therein in its entirety with the following table:

                 Period                                    Ratio
                 ------                                    -----
Effective Date through December 30, 1995              1.10     to     1
December 31, 1995 through June 29, 1996               1.15     to     1
June 30, 1996 through December 30, 1996               1.10     to     1
December 31, 1996 through December 30, 1997           1.15     to     1
December 31, 1997 and thereafter                      1.20     to     1

                 SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                 SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower, the Guarantor and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                       THE BORROWER

                                       BEVERLY HEALTH & REHABILITATION
                                       SERVICES, INC.

                                       By
                                         -------------------------------------
                                       Title:

                                       THE GUARANTOR

                                       BEVERLY ENTERPRISES, INC.

                                       By
                                         -------------------------------------
                                       Title:

                                       BANKS

                                       MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK

                                       By
                                         ----------------------------------
                                       Title:

                                       CHEMICAL BANK

                                       By
                                         ----------------------------------
                                       Title:

                                       THE BANK OF NEW YORK

                                       By
                                         ----------------------------------
                                       Title:

                                       THE LONG-TERM CREDIT BANK OF
                                         JAPAN, LTD.,
                                         LOS ANGELES AGENCY

                                       By
                                         ----------------------------------
                                       Title:

                                       NATIONSBANK OF TEXAS, N.A.

                                       By
                                         ---------------------------------
                                          Title:   Vice President


                                       PNC BANK, NATIONAL ASSOCIATION

                                       By
                                         ---------------------------------
                                         Title:

                                       BANK OF AMERICA


                                       By
                                         ---------------------------------
                                         Title:

                                       BANK OF MONTREAL


                                       By
                                         ---------------------------------
                                         Title:

                                       THE BANK OF NOVA SCOTIA


                                       By
                                         ---------------------------------
                                         Title:

                                       BHF-BANK AKTIENGESELLSCHAFT


                                       By
                                         ---------------------------------
                                         Title:


                                       By
                                         ---------------------------------
                                         Title:

                                       THE NIPPON CREDIT BANK, LTD.


                                       By
                                         ---------------------------------
                                         Title:


                                       BANK OF HAWAII


                                       By
                                         ---------------------------------
                                         Title:


                                       AGENT AND ISSUING BANK

                                       MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK,
                                       as Agent and Issuing
                                       Bank


                                       By
                                         ---------------------------------
                                         Title:




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